COMMON STOCK                                                     COMMON STOCK

  SHARES                                                            SHARES
                                   Datalink.net

This certificate is           Incorporated under the      See reverse for
transferable in Denver,    Laws of the State of Nevada    certain definitions
CO or in New York, NY                                     CUSIP 23804A 20 6

THIS CERTIFIES THAT




IS THE RECORD HOLDER OF


     Fully paid and non-assessable shares of common stock, $.01 par value per share, of

                                 Datalink.net, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

                                 Datalink.net, Inc.
                                     Corporate
      /s/ William A. Mahan             SEAL            /s/ Anthony LaPine
          Secretary                   Nevada               President


                                              Countersigned and Registered:

                                              AMERICAN SECURITIES TRANSFER
                                                & TRUST, INC.
                                              P.O. Box 1586
                                              Denver, Colorado  80201
                                               Transfer Agent and Registrar


                                              By
                                                 Authorized Signature

                               Datalink.net, Inc.

     The Corporation will furnish to any shareholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its corporate headquarters.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OR REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                        UNIF GIFT
TEN COM - as tenants in common          MIN ACT -.....Custodian........
TEN ENT - as tenants by the entireties           (Cust)       (Minor)
                                                 under Uniform Gifts to
                                                 Minors Act____________
                                                             (State)
                                        UNIF TRF
                                        MIN ACT -Custodian (until age ___)
                                                  (Cust)
                                                 ....under Uniform Transfers
                                                 (Minor)
                                                 to Minors Act)____________
                                                                  (State)

                 Additional abbreviations may also be used
                   though not listed in the above list.

     FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER
IDENTIFYING NUMBER
OF ASSIGNEE

____________________


_____________________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)

_____________________________________________________________________________

_____________________________________________________________________________

______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________

                                          X _________________________________

                                          X _________________________________

                                    NOTICE: The signature to this assignment
                                            must correspond with the name(s)
                                            as written upon the face of the
                                            certificate in every particular,
                                            without alteration or enlargement
                                            or any change whatever.

Signature(s) Guaranteed



By_______________________________________
The signature(s) must be guaranteed by
an eligible guarantor institution (banks, stockbrokers, savings and loan associa-tions and credit unions with membership in any approved signature guarantee medal-lion program) pursuant to S.E.C. Rule
17Ad-15.